UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12



                         SUBURBAN PROPANE PARTNERS, L.P.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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




================================================================================
                                    Suburban
================================================================================

                                                              September 26, 2006


Dear Unitholder:

We have previously sent to you proxy material for the Tri-Annual Meeting of Unitholders of Suburban Propane Partners, L.P. to be held on October 17, 2006. YOUR BOARD OF SUPERVISORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF ITS NOMINEES FOR ELECTED SUPERVISOR, APPROVAL OF THE EXCHANGE PROPOSAL, APPROVAL OF THE THREE SEPARATE PROPOSALS TO AMEND THE PARTNERSHIP AGREEMENT, APPROVAL OF THE AMENDED AND RESTATED RESTRICTED UNIT PLAN AND APPROVAL OF THE ADJOURNMENT PROPOSAL.

Because the affirmative vote of the holders of a majority of the outstanding Common Units is needed to adopt certain of the foregoing Proposals, the failure to vote your proxy will have the same effect as a vote "AGAINST" the adoption of those Proposals.

Our records indicate that you have not yet voted your units. YOUR VOTE IS EXTREMELY IMPORTANT. Please save the partnership the expense of additional follow-up mailings by voting TODAY by telephone, the Internet or by signing, dating and returning the enclosed proxy card in the postage prepaid envelope provided.

Thank you for your cooperation.

Very truly yours,


Paul Abel
General Counsel & Secretary






|


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|                                   IMPORTANT                                  |
|                                                                              |
|            If you have any questions or need assistance voting your          |
|                             shares, please contact:                          |
|                                                                              |
|                           INNISFREE M&A INCORPORATED                         |
|                   Unitholders Call Toll Free (877) 717-3930                  |
|                  Banks & Brokers Call Collect: (212) 750-5833                |
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

Dear Unitholder:

We have previously sent you proxy materials for the TRI-ANNUAL MEETING OF UNITHOLDERS OF SUBURBAN PROPANE PARTNERS, L.P. TO BE HELD ON OCTOBER 17, 2006. According to our latest records, we have not received your authorization to vote the shares carried by us in your account.

                YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC
               INSTRUCTIONS ON CERTAIN MATTERS TO BE ACTED UPON AT
                                  THE MEETING.

PLEASE FORWARD YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE USING ONE OF THE FOLLOWING METHODS:

                       AVAILABLE 24 HOURS - 7 DAYS A WEEK

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                               VOTE BY TELEPHONE
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             USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE NUMBER
                      WHICH APPEARS ON THE TOP LEFT CORNER
                    OF YOUR ENCLOSED VOTING INSTRUCTION FORM.
                       JUST FOLLOW THESE FOUR EASY STEPS:

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1.   READ THE SUBURBAN PROPANE PARTNERS, L.P. PROXY STATEMENT AND ENCLOSED
     VOTING INSTRUCTION FORM.

2. CALL THE TOLL-FREE NUMBER LOCATED ON THE TOP LEFT CORNER OF YOUR VOTING INSTRUCTION FORM.

3. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING FORM. INSTRUCTION FORM.

4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
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                                VOTE BY INTERNET
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                                 GO TO WEBSITE:
                                WWW.PROXYVOTE.COM

                       JUST FOLLOW THESE FOUR EASY STEPS:
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1.   READ THE SUBURBAN PROPANE PARTNERS, L.P. PROXY STATEMENT AND ENCLOSED
     VOTING INSTRUCTION FORM.

2.   GO TO THE WEBSITE WWW.PROXYVOTE.COM.

3.   ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION

4.   FOLLOW THE SIMPLE INSTRUCTIONS.
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         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING
                                INSTRUCTION FORM.
                            THANK YOU FOR YOUR VOTE!